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                                                                    EXHIBIT 10.1
                                                                 Execution Copy

                               FIRST AMENDMENT

              FIRST AMENDMENT, dated as of June 30, 2000 (this "Amendment"), to
                                                                ---------
the Revolving Credit Agreement, dated as of October 7, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                           ----------------
among Insight Communications of Central Ohio, LLC, a limited liability company organized under the laws of Delaware (the "Borrower"), the several banks and
                                           --------
other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders") and Canadian Imperial Bank of Commerce, as
                       -------
administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").
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                               W I T N E S S E T H:
                               - - - - - - - - - -

              WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

              WHEREAS, the Borrower has requested and, upon this Amendment becoming effective, the Majority Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

              NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

              1.  Definitions. Unless otherwise defined herein, terms defined
                  ------------
in the Credit Agreement shall have their defined meanings when used herein.

              2.  Amendment to Section 1.1 of the Credit Agreement. (a)
                  ------------------------------------------------
Section 1.1 of the Credit Agreement is hereby amended by deleting the following definition from such Section in its entirety and substituting, in lieu thereof, the following:

              ""Applicable Margin": for each Type of Loan, the rate per annum
                -----------------
set forth under the relevant column heading below:

ABR Loans                             Eurodollar Loans
---------                             ----------------
0.75%                                   2.00%"

              (b) Section 1.1 of the Credit Agreement is hereby amended by adding to such Section in proper alphabetical order the following definitions:

              ""Consolidated Senior Debt": at any date, the excess, if any,
                ------------------------
         of (a) Consolidated Total Debt then outstanding over (b) the amount of Guarantee Obligations of the Borrower or its Subsidiaries in respect of the obligations of the Issuers under the Coaxial Senior Note Indenture at such date, determined on a consolidated basis in accordance with GAAP.

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              "Consolidated Senior Leverage Ratio": on any day, the ratio of
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         (a) Consolidated Senior Debt on such day to (b) the sum of (i)
         Consolidated Annualized Adjusted Operating Cash Flow for the then most recently ended fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.1 plus (ii) management fees deducted in determining the Consolidated Operating Cash Flow for such period."

              (c) Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definition of the following defined term in its entirety and substituting, in lieu thereof, the following definition:

              ""Consolidated Fixed Charge Coverage Ratio": for any period, the
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ratio of (a) the sum of Consolidated Operating Cash Flow for such period and the aggregate amount of capital contributions received in cash by the Borrower during such period to (b) Consolidated Fixed Charges for such period."

              3. Amendments to Section 7.1 of the Credit Agreement. a)
                 -------------------------------------------------
Section 7.1 of the Credit Agreement is hereby amended by deleting paragraphs
(a) and (b) of such Section in their entirety and substituting, in lieu thereof, the following:

              "(a) Consolidated Senior Leverage Ratio. Permit the Consolidated
                   ----------------------------------
         Senior Leverage Ratio on any day during any period set forth below to exceed the ratio set forth below opposite such period:

                                                  Consolidated Senior
             Period                          Leverage Ratio
             ------                          --------------

January 1, 2000 to December 31, 2000               1.50 to 1.00
January 1, 2000 to December 31, 2001               1.25 to 1.00
January 1, 2002 to September 30, 2004              1.00 to 1.00

              (b) Consolidated Interest Coverage Ratio. Permit the
                  ------------------------------------
         Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to be less than the ratio set forth below oppposite such fiscal quarter:

                                           Consolidated Interest
Fiscal Quarter                               Coverage Ratio
--------------                              --------------------

March 31, 2000                                1.00 to 1.00
June 30, 2000                                 1.00 to 1.00
September 30, 2000                            1.00 to 1.00
December 31, 2000                             1.00 to 1.00
March 31, 2001                                1.15 to 1.00
June 30, 2001                                 1.15 to 1.00
September 30, 2001                            1.25 to 1.00
December 31, 2001                             1.25 to 1.00
March 31, 2002                                1.50 to 1.00
June 30, 2002                                 1.50 to 1.00
September 30, 2002                            1.50 to 1.00

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December 31, 2002                             1.50 to 1.00
March 31, 2003                                1.50 to 1.00
June 30, 2003                                 1.50 to 1.00
September 30, 2003                            1.50 to 1.00
December 31, 2003                             1.50 to 1.00
March 31, 2004                                1.50 to 1.00
June 30, 2004                                 1.50 to 1.00
September 30, 2004                            1.50 to 1.00"

              (b) Section 7.1 of the Credit Agreement is hereby amended by deleting the table contained in paragraph (c) of such Section in its entirety and substituting, in lieu thereof, the following:

                                        "Consolidated Fixed
Fiscal Quarter                         Charge Coverage Ratio
--------------                         ---------------------

June 30, 2000                             1.00 to 1.00
September 30, 2000                        1.00 to 1.00
December 31, 2000                         1.00 to 1.00
March 31, 2001                            1.00 to 1.00
June 30, 2001                             1.00 to 1.00
September 30, 2001                        1.00 to 1.00
December 31, 2001                         1.00 to 1.00
March 31, 2002                            1.00 to 1.00
June 30, 2002                             1.00 to 1.00
September 30, 2002                        1.00 to 1.00
December 31, 2002                         1.00 to 1.00
March 31, 2003                            1.00 to 1.00
June 30, 2003                             1.00 to 1.00
September 30, 2003                        1.00 to 1.00
December 31, 2003                         1.00 to 1.00
March 31, 2004                            1.00 to 1.00
June 30, 2004                             1.00 to 1.00
September 30, 2004                        1.00 to 1.00"

              (c) Section 7.1 of the Credit Agreement is hereby amended by deleting paragraph (d) of such Section in its entirety and substituting, in lieu thereof, the following:

              "(d) Consolidated Pro Forma Debt Service Ratio. Permit (i) the
                   -----------------------------------------
         ratio of (1) Consolidated Annualized Adjusted Operating Cash Flow for any period (a "Test Period") of four consecutive fiscal quarters to (2)
                        -----------
         Consolidated Pro Forma Debt Service for the immediately succeeding period of four consecutive fiscal quarters to be less than (x) 1.00

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         to 1.00, in the case of any Test Period ending in 2000 or (y) 1.20 to
         1.00, in the case of any Test Period ending in 2001 or thereafter."

              4. Amendment to Section 7.7 of the Credit Agreement. (a) Section
                 ------------------------------------------------
7.7 of the Credit Agreement is hereby amended by deleting paragraph (a) of such
Section in its entirety and substituting, in lieu thereof, the following:

              "(a) Capital Expenditures of the Borrower and its Subsidiaries in the ordinary course of business in any fiscal year of the Borrower not exceeding the amount set forth below opposite such fiscal year:

Fiscal Year Ending         Amount
------------------         ------

2000                      $45,000,000
2001                      $15,000,000
2002                      $15,000,000
2003                      $15,000,000
2004                      $15,000,000;

         provided, that (i) any amount referred to above, if not so expended in
         --------
         the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year and (ii) Capital Expenditures made pursuant to this clause (a) during any fiscal year shall be deemed made, first in respect of amounts permitted for such
                               -----
         fiscal year as provided above and, second, in respect of amounts
                                            ------
         carried over from the prior fiscal year pursuant to subclause (i) above; and"

              5. Deletion of Annex A of the Credit Agreement. Annex A of the
                 -------------------------------------------
Credit Agreement is hereby deleted in its entirety.

              6. Conditions to Effectiveness. This Amendment shall be effective
                 ---------------------------
on the conditions that (a) the Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower and the Majority Lenders and consented to by each Subsidiary Guarantor and (b) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment. The date on which all of the above conditions are met shall be the date of effectiveness of this Amendment (the "Amendment Effective Date").
      ------------------------

              7. Representations and Warranties. In order to induce the Lenders
                 ------------------------------
to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders that the representations and warranties of the Borrower and the other Loan Parties contained in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (after giving effect hereto) as if made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that all references to the
                                            --------
"Credit Agreement" in any Loan Document shall be and are deemed to mean the Credit Agreement as amended hereby.

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              8. Applicable Law and Jurisdiction. This Amendment has been
                 -------------------------------
executed and delivered in New York, New York, and the rights and obligations of the parties hereto shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

              9.  Counterparts. This Amendment may be executed by the parties
                  ------------
hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

              10. Successors and Assigns. This Amendment shall be binding upon
                  ----------------------
and inure to the benefit of the Borrower and its successors and assigns, and upon the Administrative Agent and the Lenders and their respective successors and assigns. The execution and delivery of this Amendment by any Lender prior to the Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.

              11. Continuing Effect. Except as expressly amended hereby, the
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Credit Agreement as amended by this Amendment shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Any reference to the "Credit Agreement" in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

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              IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                       INSIGHT COMMUNICATIONS OF CENTRAL
                                       OHIO, LLC


                                       By:_______________________________
                                          Name:
                                          Title:

                                       CIBC INC., as a Lender


                                       By:_______________________________
                                          Name:
                                          Title: